                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                           Filed by the Registrant [X]
                 Filed by a Party other than the Registrant [_]

                           Check the appropriate box:
                         [X] Preliminary Proxy Statement
        [_] Confidential, for Use of the Commission Only (as permitted by
                                Rule 14a-6(e)(2))
                         [_] Definitive Proxy Statement
                       [_] Definitive Additional Materials
       [_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                                  iShares Trust

                     ---------------------------------------

                (Name of Registrant as Specified in its Charter)
      ____________________________________________________________________
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i) and 0-11.

          1)   Title of each class of securities to which transaction applies:

               -----------------------------------------------------------------

          2)   Aggregate number of securities to which transaction applies:

               -----------------------------------------------------------------

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: *

               -----------------------------------------------------------------

          4)   Proposed maximum aggregate value of transaction:

               -----------------------------------------------------------------

          5)   Total fee paid:

               -----------------------------------------------------------------

* Set forth the amount on which the filing fee is calculated and state how it was determined.

[_]  Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:____________________________________
     2)   Form, Schedule or Registration Statement No.: __________________
     3)   Filing Party: _______________________________________________
     4)   Date Filed: ____________________________
                                  iShares Trust

                              200 Clarendon Street
                           Boston, Massachusetts 02116

                                   ----------

                    Notice of Special Meeting of Shareholders
                          to be held November 15, 2001

     Notice is hereby given that a Special Meeting of Shareholders of the iShares Trust ( the "Trust") will be held at the offices of Investors Bank and Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116 at [3:00 p.m.] (the "Special Meeting"). The Special Meeting is for the purpose of considering the proposal set forth below and to transact such other business as may be properly brought before the Special Meeting:

PROPOSAL 1: To consider and act upon a proposal to elect members to the Board of
            Trustees of the Trust

     Only shareholders of the Trust at the close of business on September 13, 2001 are entitled to notice of, and to vote at, these meetings or any adjournment thereof.

     SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING, PLEASE COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD. A POSTAGE PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE SO THAT YOU MAY RETURN YOUR PROXY CARD AS SOON AS POSSIBLE. YOU MAY ALSO VOTE EASILY AND QUICKLY BY TELEPHONE OR THROUGH THE INTERNET AS DESCRIBED IN THE ENCLOSED PROXY CARD. TO DO SO, PLEASE FOLLOW THE INSTRUCTIONS INCLUDED ON YOUR ENCLOSED PROXY CARD. IT IS MOST IMPORTANT AND IN YOUR INTEREST FOR YOU TO VOTE SO THAT A QUORUM WILL BE PRESENT AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

                                              iSHARES TRUST
                                              By Order of the Board of Trustees

                                              Susan C. Mosher
                                              Secretary

Dated: October 5, 2001
                                  iShares Trust

                              200 Clarendon Street
                           Boston, Massachusetts 02116

October 4, 2001

Dear Shareholder:

A special meeting of Shareholders of the iShares Trust will to be held at 200 Clarendon Street, Boston, Massachusetts 02116 on Thursday, November 15, 2001 at 3:00 p.m., Eastern Time. The enclosed Notice of Special Meeting and Proxy Statement describes the election of Trustees overseeing the Funds in which you are invested. Please review and consider this proposal carefully.

The Trust's Board of Trustees has reviewed and unanimously approved the nominees and believes their election to be in the best interests of each Fund's shareholders. Accordingly, the Board recommends that you vote in favor of each nominee.

We encourage you to read the attached Proxy Statement in full. By way of introduction, following this letter we have included questions and answers regarding this proxy. The information is designed to help you cast your vote as a shareholder of one or more of the Funds, and is being provided as a supplement to, and not a substitute for, your proxy materials, which we urge you to review carefully.

Whether or not you plan to attend the Special Meeting, please sign and return the enclosed proxy card in the postage prepaid envelope provided or vote by toll-free telephone or through the Internet according to the enclosed Voting Instructions. We realize that this Proxy Statement will take time to read, but your vote is very important.

Please call our proxy solicitor, [XXXXXX] at 1-888-XXX-XXXX if you have any questions. Your vote is important to us, no matter how many shares you own.

Thank you for your support.

Sincerely,



Nathan Most
Chairman

QUESTIONS AND ANSWERS

                           YOUR VOTE IS VERY IMPORTANT

Q. What am I being asked to vote on at the upcoming special shareholder meeting on November 15, 2001?

A.   You are being asked to elect the Trustees of the Funds.

Q.   Who are the nominees to be my Trustees?

A. Five of the six Nominees currently serves as a Trustee of the Trust or as a Director of other iShares Funds. They are: Nathan Most, Richard K. Lyons, George G. C. Parker, John B. Carroll, and W. Allen Reed. In addition, the Board has nominated Garrett F. Bouton, chairman of the board of the Trust's investment adviser. Biographical information for the Nominees is included in the attached proxy statement.

Q.   I am a small investor. Why should I bother to vote?

A. Your vote makes a difference. If numerous shareholders just like you fail to vote, the Trust may not receive enough votes to go forward with its meeting. If this happens, we will need to solicit votes again.

Q.   Who gets to vote?

A. Any person who owned shares of a Fund on the "record date," which was the close of business on Thursday, September 13, 2001 - even if you later sold your shares. You may cast one vote for each share you owned and a fractional vote for each fractional share you owned on the record date.

Q.   How can I vote?

A.   You can vote your shares in any one of four ways:

          .    Through the Internet.
          .    By toll-free telephone.
          .    By mail, using the enclosed proxy card.
          .    In person at the meeting.

     We encourage you to vote through the Internet or by telephone, using the number that appears on your proxy card. These voting methods will save a good deal of money. Whichever voting method you choose, please take the time to read the full text of the Proxy Statement before you vote.

Q.   I plan to vote by mail. How should I sign my proxy card?

A. If you own shares individually, please sign exactly as your name appears on the proxy card. Either owner of shares owned jointly may sign the proxy card, but the signer's name must exactly match one that appears on the card. If you do not own shares, but have voting authority for shares, you should sign the proxy card in a way that indicates your authority (for instance, "John Brown, Custodian").

Q.   Who should I call if I have any questions about voting?

A.   You can call our proxy solicitor, [XXXXX], at 1-888-XXX-XXXX.

                                  iShares Trust

                              200 Clarendon Street
                           Boston, Massachusetts 02116

                                -----------------

                                 PROXY STATEMENT

                                -----------------

                   SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
                                November 15, 2001

     This Proxy Statement is furnished by the Board of Trustees of iShares Trust (the "Trust") in connection with the solicitation of proxies for use at the Special Meeting of Shareholders of the Trust to be held on Thursday, November 15, 2001, at 3:00 p.m. Eastern Time, or at any adjournment thereof (the "Special Meeting"), at the offices of Investors Bank & Trust Co., 200 Clarendon Street, Boston, MA 02116. It is expected that the Notice of Special Meeting, this Proxy Statement and a Proxy Card will be mailed to shareholders on or about October 5, 2001.

Summary

     At the Special Meeting, shareholders will be asked to vote on one proposal to elect a slate of Trustees to serve on the Board of Trustees of the Trust (the "Proposal").

     If you do not expect to be present at the Special Meeting and wish your shares to be voted, please vote your proxy (the "Proxy") by mail, telephone or Internet allowing sufficient time for the Proxy to be received on or before 3:00 p.m., Eastern Time on Thursday, November 15, 2001. If your Proxy is properly returned, shares represented by it will be voted at the Special Meeting in accordance with your instructions. However, if no instructions are specified on the Proxy with respect to the Proposal, the Proxy will be voted FOR the approval of the Proposal and in accordance with the judgment of the persons appointed as proxies upon any other matter that may properly come before the Special Meeting. Shareholders may revoke their Proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Trust, by delivering a subsequently dated Proxy or by attending and voting at the Special Meeting.

     The close of business on September 13, 2001 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and at any adjournment thereof. Each full share will be entitled to one vote at the Special Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share. On September 13, 2001, each series of the iShares Trust (each a "Fund," and collectively, the "Funds") had the following shares outstanding:

     --------------------------------------------------------------------------------
                                                                      Total Shares
     Fund:                                                            Outstanding:
     --------------------------------------------------------------------------------
     iShares S&P 100 Index Fund
     --------------------------------------------------------------------------------
     iShares S&P 500 Index Fund
     --------------------------------------------------------------------------------
     iShares S&P 500/BARRA Growth Index Fund
     --------------------------------------------------------------------------------
     iShares S&P 500/BARRA Value Index Fund
     --------------------------------------------------------------------------------
     iShares S&P MidCap 400 Index Fund
     --------------------------------------------------------------------------------
     iShares S&P MidCap/BARRA Growth Index Fund
     --------------------------------------------------------------------------------
     iShares S&P MidCap/BARRA Value Index Fund
     --------------------------------------------------------------------------------
     iShares S&P SmallCap 600 Index Fund
     --------------------------------------------------------------------------------
     iShares S&P SmallCap 600/BARRA Growth Index Fund
     --------------------------------------------------------------------------------
     iShares S&P SmallCap 600/BARRA Value Index Fund
     --------------------------------------------------------------------------------
     iShares S&P Global 100 Index Fund
     --------------------------------------------------------------------------------
     iShares S&P Europe 350 Index Fund
     --------------------------------------------------------------------------------
     iShares S&P/TSE 60 Index Fund
     --------------------------------------------------------------------------------
     iShares Dow Jones U.S. Total Market Index Fund
     --------------------------------------------------------------------------------
     iShares Dow Jones Basic Materials Sector Index Fund
     --------------------------------------------------------------------------------
     iShares Dow Jones Consumer Cyclical Sector Index Fund
     --------------------------------------------------------------------------------
     iShares Dow Jones Consumer Non-Cyclical Sector Index Fund
     --------------------------------------------------------------------------------
     iShares Dow Jones U.S. Energy Sector Index Fund
     --------------------------------------------------------------------------------
     iShares Dow Jones U.S. Financial Sector Index Fund
     --------------------------------------------------------------------------------
     iShares Dow Jones U.S. Healthcare Sector Index Fund
     --------------------------------------------------------------------------------
     iShares Dow Jones U.S. Industrial Sector Index Fund
     --------------------------------------------------------------------------------
     iShares Dow Jones U.S. Technology Sector Index Fund
     --------------------------------------------------------------------------------
     iShares Dow Jones U.S. Telecommunications Sector Index Fund
     --------------------------------------------------------------------------------
     iShares Dow Jones U.S. Utilities Sector Index Fund
     --------------------------------------------------------------------------------
     iShares Dow Jones U.S. Chemicals Index Fund
     --------------------------------------------------------------------------------
     iShares Dow Jones U.S. Financial Services Index Fund
     --------------------------------------------------------------------------------
     iShares Dow Jones U.S. Internet Index Fund
     --------------------------------------------------------------------------------
     iShares Dow Jones U.S. Real Estate Index Fund
     --------------------------------------------------------------------------------
     iShares Russell 3000 Index Fund
     --------------------------------------------------------------------------------
     iShares Russell 3000 Growth Index Fund
     --------------------------------------------------------------------------------
     iShares Russell 3000 Value Index Fund
     --------------------------------------------------------------------------------
     iShares Russell 2000 Index Fund
     --------------------------------------------------------------------------------
     iShares Russell 2000 Growth Index Fund
     --------------------------------------------------------------------------------
     iShares Russell 2000 Value Index Fund
     --------------------------------------------------------------------------------
     iShares Russell 1000 Index Fund
     --------------------------------------------------------------------------------
     iShares Russell 1000 Growth Index Fund
     --------------------------------------------------------------------------------
     iShares Russell 1000 Value Index Fund
     --------------------------------------------------------------------------------
     iShares Russell Midcap Index Fund
     --------------------------------------------------------------------------------
     iShares Russell Midcap Growth Index Fund
     --------------------------------------------------------------------------------
     iShares Russell Midcap Value Index Fund
     --------------------------------------------------------------------------------
     iShares Cohen & Steers Realty Majors Index Fund
     --------------------------------------------------------------------------------
     iShares Nasdaq Biotechnology Index Fund
     --------------------------------------------------------------------------------
     iShares Goldman Sachs Technology Index Fund
     --------------------------------------------------------------------------------
     iShares Goldman Sachs Networking Index Fund
     --------------------------------------------------------------------------------

        --------------------------------------------------------------------------------
        Fund:                                                               Total Shares
                                                                            Outstanding:
        --------------------------------------------------------------------------------
        iShares Goldman Sachs Semiconductor Index Fund
        --------------------------------------------------------------------------------
        iShares Goldman Sachs Software Index Fund
        --------------------------------------------------------------------------------
        iShares MSCI EAFE Index Fund
        --------------------------------------------------------------------------------

Expenses

     The expenses of the Special Meeting will be borne proportionately by the Funds, based on the assets of each Fund. The solicitation of Proxies will be largely by mail, but may include telephonic, Internet or oral communication by officers and service providers of the Trust, who will not be paid for these services, and/or by [XXXXXXX], a professional proxy solicitor retained by the Funds for an estimated fee of [$_____], plus out-of-pocket expenses. The Funds will also reimburse brokers and other nominees for their reasonable expenses in communicating with the person(s) for whom they hold shares of the Funds.

     Upon request, the Trust will furnish to its shareholders, without charge, a copy of its annual report. The annual report may be obtained by written request to the Trust, c/o SEI Investments Distribution Co., Oaks, PA 19456 or by calling 1-800-iShares.

     The Trust is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act") and its shares are registered under the Securities Act of 1933.

PROPOSAL 1:  TO ELECT A NEW BOARD OF TRUSTEES OF THE TRUST.

     At the Special Meeting, it is proposed that six Trustees be elected to hold office until their successors are duly elected and qualified. The persons named in the accompanying Proxy intend, in the absence of contrary instructions, to vote all Proxies on behalf of the shareholders for the election of Nathan Most, Richard K. Lyons, George G. C. Parker, John B. Carroll, W. Allen Reed, and Garrett F. Bouton (each a "Nominee" and collectively, the "Nominees"). If the Nominees are elected, two-thirds of the Board's members will be disinterested persons within the contemplation of Section 10 of the 1940 Act (an "Independent Trustee"). Each Nominee who would serve as an Independent Trustee was nominated by the Trust's Nominating Committee, a committee consisting entirely of the Trust's current Independent Trustees.

     At a meeting held on August 15, 2001, the Board of Trustees approved the nomination of Nathan Most, Richard K. Lyons, George G.C. Parker, John B. Carroll, and W. Allen Reed. Messrs. Most, Lyons and Parker are each currently Trustees of the Trust. Messrs. Carroll and Reed, along with Mr. Most, are each currently directors of iShares Inc., a separate investment company. At a meeting held on [By written consent, dated] September XX, 2001, the Board of Trustees approved the nomination of Garrett F. Bouton, Chairman of the Board of Directors of Barclays Global Fund Advisors ("BGFA" or the "Advisor") and Chief Operating Officer and Director of Barclays Global Investors ("BGI"). If subsequently approved by shareholders, each Nominee will serve as members of the Board of Trustees of the Trust.

         The election of new Board members arises out of an overall plan to consolidate the various iShares Funds into uniform structure under a single consolidated board of trustees. Currently, iShares Trust is organized as a Delaware business trust, with three Trustees. Shareholders of iShares Trust are being asked to elect a slate of six nominees: Mr. Most, who currently sits on the boards of both iShares Trust and iShares, Inc., two, Mr. Lyons and Mr. Parker, who currently sit on the iShares Trust Board only, two, Mr. Carroll and Mr. Reed, who currently sit on the iShares Inc. Board only, and Mr. Bouton, who does not currently sit on either board. The Trustees believe that electing a single consolidated Board for all of the iShares Funds will enhance the governance of the fund complex, permit certain administrative and regulatory streamlining, and create efficiencies that will benefit each iShares Fund.

         Each of the Nominees has consented to being named in this Proxy Statement and to serving as a Trustee if elected. The Trust knows of no reason why any Nominee would be unable or unwilling to serve if elected. Because the Trust does not hold regular annual shareholder meetings, each Nominee, if elected, will hold office until his successor is elected and qualified.

Information Regarding Nominees

         The following information is provided for each Nominee. As of September 13, 2001 the Nominees as a group, and the Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the total outstanding shares of each Trust.

                                                Position        Business Experience during the Past Five
                                                with the        Years (including all trusteeships and
Name, Address, and Age of the Nominees            Trust         directorships)
-------------------------------------------   --------------    ---------------------------------------------
Nathan Most,**                                  Trustee,        President & Chairman of the Board, iShares,
P.O. Box 193                                   President,       Inc. (formerly known as WEBS Index Fund,
Burlingame, CA 94011-0193                      Treasurer,       Inc.) (Since 1996) Consultant to Barclays
Age 87                                          Principal       Global Investors, American Stock Exchange
                                                Financial       and the Hong Kong Stock Exchange Formerly
                                                 Officer        Senior Vice President American Stock
                                              (Since 1999)      Exchange (New Product Development)
                                                                (1976-1996)

Richard K. Lyons                                 Trustee        Professor, University of California,
350 Barrows Hall                              (Since 2000)      Berkeley: Haas School of Business
Haas School of Business                                         (Since 1993) Member, Council on Foreign
UC Berkeley                                                     Relations Consultant: IMF World Bank,
Berkeley, CA 94720                                              Federal Reserve Bank, European Commission
Age 39                                                          and United Nations Board of Directors:
                                                                Matthews International Funds

                                         Position        Business Experience during the Past Five
Name, Address, and Age of the            with the        Years (including all trusteeships and
Nominees                                   Trust         directorships)
------------------------------------   --------------    ---------------------------------------------
George G.C. Parker                        Trustee        Associate Dean for Academic Affairs,
Graduate School of Business,           (Since 2000)      Director of MBA Program, Professor,
Stanford University                                      Stanford University: Graduate School of
521 Memorial Way                                         Business (Since 1988) Board of Directors:
Room K301                                                Affinity Group, Bailard, Biehl and Kaiser,
Stanford, CA 94305                                       Inc., California Casualty Group of
Age 60                                                   Insurance Companies, Continental Airlines,
                                                         Inc., Community First Financial Group,
                                                         Dresdner/RCM Mutual Funds, H. Warshow &
                                                         Sons, Inc.

John B. Carroll                           Nominee        Retired Vice President of Investment
520 Main Street                                          Management  (from 1984-2000) of GTE
Ridgefield, CT 06877                                     Corporation; Advisory Board member of
Age 65                                                   Ibbotson Assoc. (since 1998); former
                                                         Trustee and Member of the Executive
                                                         Committee (since 1991) of The Common Fund,
                                                         a non-profit organization; Member of the
                                                         Investment Committee (since 1988) of the
                                                         TWA Pilots Annuity Trust Fund; former Vice
                                                         Chairman and Executive Committee Member
                                                         (since 1992) of the Committee on Investment
                                                         of Employee Benefit Assets of the Financial
                                                         Executive Institute; and Member (since
                                                         1986) of the Pension Advisory Committee of
                                                         the New York Stock Exchange.

W. Allen Reed                             Nominee        President, CEO and Director (since 1994) of
General Motors Investment                                General Motors Investment Management
Management Corp.                                         Corporation; Director (from 1995 to 1998)
767 Fifth Avenue                                         of Taubman Centers, Inc. (a real estate
New York, NY 10153                                       investment trust); (since 1992) of FLIR
Age 53                                                   Systems (an imaging technology company);
                                                         Director (since 1994) of General Motors
                                                         Acceptance Corporation; Director (since
                                                         1994) of General Motors

                                          Position       Business Experience during the Past Five
Name, Address, and Age of the             with the       Years (including all trusteeships and
Nominees                                    Trust        directorships)
-------------------------------------   --------------   ---------------------------------------------
                                                         Insurance Corporation; Director (since
                                                         1995) of Equity Fund of Latin America;
                                                         Director (since 1995) of the Commonwealth
                                                         Equity Fund; Member (from 1994 to 1998) of
                                                         the Pension Managers Advisory Committee of
                                                         the New York Stock Exchange; Member (since
                                                         1995) of the New York State Retirement
                                                         System Advisory Board; Chairman (since
                                                         1995) of the Investment Advisory Committee
                                                         of Howard Hughes Medical Institute.

Garrett F. Bouton                          Nominee       Managing Director and Chief Executive
                                                         Officer (since 2000) for BGI's global
                                                         individual investor business; Chairman of
                                                         the Board of Directors (since 199X) of
                                                         BGFA; Chief Operating Officer and Director
                                                         (since 1998) of BGI; Director of various
                                                         Barclays subsidiaries (since 1997); Global
                                                         H. R. Director (since 1996) for BGI.

*    Each Nominee has provided this information
** Because Mr. Most is employed as a consultant to the Adviser, and Mr. Bouton is chairman of the board of the Adviser, each may be deemed an "interested person" as defined by the 1940 Act

Responsibilities of the Board

     The primary responsibility of the Board of Trustees is to represent the interests of the shareholders of the Funds and to provide oversight of the management and business affairs of the Trust. The Board also elects the officers of the Trust, who are responsible for supervising and administering the Trust's day to day operations. The Board held [7] meetings during calendar year 2000. Each of the current Trustees attended 100% of the Board meetings held during 2000. Currently, iShares Trust consists of 47 Funds and iShares Inc. consists of 28 Funds, each of which will be subject to the supervision of the Nominees, if elected.

Compensation of Trustees

     Each Trustee receives an aggregate annual fee plus a fee per meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at Board and committee meetings) from the Trust. For the fiscal year ended April 30,

2001, Trustees' fees totaled [$XXXX]. The officers of iShares Trust do not receive any direct remuneration from the Trust.

     The aggregate compensation payable by the Trust to each of the Trustees serving during the fiscal year ending April 30, 2001 is set forth in the compensation table below. The total compensation payable to such Nominees from both iShares Trust and iShares Inc. during the year is also set forth in the compensation table below.

                               COMPENSATION TABLE
                      iShares Trust (as of April 30, 2001)

                                                                             Total Compensation from
                                         Aggregate Compensation              the Fund Complex
Name and Position                        Payable from the Trust              Payable to Trustee
Nathan Most*                             $54,000                             $123,500
Trustee, President, Treasurer,
Principal Financial Officer

Richard K. Lyons                         $54,000                             $54,000
Trustee

George G.C. Parker                       $54,000                             $54,000
Trustee

Thomas E. Flanigan                       $XX,000                             $XX,000
Trustee**

John B. Carroll*                         N/A                                 $55,000
Nominee

W. Allen Reed*                           N/A                                 $55,000
Nominee

*    Messrs. Most, Carroll, and Reed serve as Directors to iShares Inc.
**   Thomas E. Flanigan resigned from the Board of Trustees on November 15,
     2000.


Committees of the Board of Trustees

     The Board of Trustees has an Audit Committee. The Audit Committee makes recommendations to the full Board of Trustees with respect to the engagement of independent accountants. The Audit Committee reviews, with the independent accountants, the results of the audit engagement and matters having a material effect on the Trust's financial operations. The members of the Audit Committee during the fiscal year most recently ended were Messrs. Lyons and Parker, each of whom is an Independent Trustee. Mr. Lyons was Chairman of the Audit Committee during the fiscal year most recently ended. If elected, Messrs. Lyons, Parker, Carroll and Reed will be members of the Audit Committee. The Trust's Audit Committee met [2] times during its fiscal year most recently completed, ending April 30, 2001.

     The Board of Trustees formerly created a Nominating Committee on August 15, 2001. The Nominating Committee makes recommendations to the full Board of Trustees with respect to candidates for and policies of the Board of Trustees. The members of the Trust's Nominating Committee are Messrs. Lyons and Parker (Chairman), each of whom is an Independent Trustee. If elected, Messrs. Lyons and Parker will be members of the Nominating Committee. The Nominating Committees did not exist, and therefore did not meet, during the fiscal year most recently ended.

Board Approval of the Election of Trustees

     At the meeting of the Board of Trustees held on August 15, 2001, the Board of Trustees voted to approve a Special Shareholder Meeting to elect each of the Nominees for Trustee named herein, with the exception of Mr. Bouton. Subsequently, on September XX, 2001,The Board approved the nomination of Mr. Bouton [by unanimous written consent]. In voting to approve a Special Shareholder Meeting to elect the Nominees as Trustees of the Trust, the Board of Trustees considered the Nominees' experience and qualifications. Each Nominee for Trustee, who would serve as an Independent Trustee, was nominated and approved by the Board's Nominating Committee.

Shareholder Approval of the Election of Trustees

     The election of Trustees requires the affirmative vote of a plurality of all votes cast at the Special Meeting, provided that a majority of the shares entitled to vote are present in person or by proxy at the Special Meeting. If you return your proxy but give no voting instructions, your shares will be voted FOR all Nominees named herein. If the Nominees are not approved by shareholders of the Trusts, the current Board of Trustees will remain in place and may consider alternative nominations.

THE BOARDS OF TRUSTEES RECOMMEND THAT YOU VOTE FOR ALL NOMINEES.



ADDITIONAL INFORMATION

Trustees and Executive Officers

     Information about the Trusts' current Trustees and principal executive officers is set forth below. Each officer of the Trusts will hold such office until the Board of Trustees have elected a successor.

                                                                                    Shares of the
                                                                                     Portfolios
       Name and                        Business Experience during the            Beneficially Owned
       Position                        Past Five Years (including all                   as of
    With the Trust           Age       Trusteeships or Directorships)           September 13, 2001**     Percentage
    --------------           ---       ------------------------------           --------------------     ----------
Nathan Most*,                87     See "Information Regarding Nominees"               [XXX]                 [XXX]
Trustee, President,
Treasurer, Principal
Financial
Officer


Richard K. Lyons,            39    See "Information Regarding Nominees"                [XXX]                 [XXX]
Trustee


George G.C. Parker,          60    See "Information Regarding Nominees"                 [XXX]               [XXX]
Trustee

Donna M. McCarthy,           34    Unit Director, (formerly Director), Mutual           [XXX]               [XXX]
Assistant Treasurer                Fund Administration, Investors Bank
                                   and Trust Company Formerly, Manager,
                                   Business Assurance Group, Coopers &
                                   Lybrand (1988-1994)

Jeffrey J. Gaboury,          32    Director (formerly Manager), Mutual Fund             [XXX]               [XXX]
Assistant Treasurer                Administration, Reporting and Compliance,
                                   Investors Bank and Trust Company (since
                                   1996) Formerly, Assistant Manager, Fund
                                   Compliance, Scudder, Stevens & Clark
                                   (1992-1996)

Susan C. Mosher,             46    Senior Director & Senior Counsel, Mutual
Secretary                          Fund Administration, Investors Bank and
                                   Trust Company (since 1995)
                                   Formerly, Associate Counsel, 440
                                   Financial Group (1992-1995)

Sandra I. Madden,            34    Associate Counsel, Mutual Fund
Assistant Secretary                Administration, Investors Bank and
                                   Trust Company (since 1999)
                                   Formerly, Associate, Scudder Kemper
                                   Investments, Inc. (1996-1999)

* Denotes an individual who may be deemed to be an "interested person" as defined in the 1940 Act.

** As of September 13, 2001 the Trustees and officers of the Trust as a group (7 persons) beneficially owned an aggregate of less than 1% of the Portfolio.

Information about the Advisor, Administrator, Transfer Agent and Distributor

     BGFA, located at 45 Fremont Street, San Francisco, CA 94105, serves as investment advisor to each Fund pursuant to an Investment Advisory Agreement between the Trust and BGFA.

     Investors Bank & Trust Co. ("Investors Bank") serves as Administrator for the Trust. Its principal address is 200 Clarendon Street, Boston, MA 02116. Under the Administration Agreement with the Trust, Investors Bank provides necessary administrative and accounting services for the maintenance and operations of the Trust and each Fund.

     SEI Investments Distribution Co. (the "Distributor"), located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the Trust's distributor.

Independent Public Accountants

     PricewaterhouseCoopers LLP (`PWC") serves as independent public accountants for the Trust. Representatives of PWC are not expected to be present at the Special Meeting, but will be available by telephone should questions arise.

     The information under each of the following subheadings shows the aggregate fees PWC billed to the Trust, the Advisor and affiliates of the Advisor for its professional services rendered for the fiscal year ended [April] 30, 2001. The Audit Committee has [not] considered whether the provision of services, of the type listed below is compatible with maintaining the independent auditor's independence.

     Audit Fees. The aggregate fees billed for professional services rendered by
     ----------
     PWC for the audit of the iShares Trust's financial statements for the fiscal year ended [April] 30, 2001 were $XXX,XXX.

     Financial Information Systems Design and Implementation Fees. $XXXXXXX in
     ------------------------------------------------------------
     fees were billed for professional services rendered by PWC during the fiscal year ended [April] 30, 2001 for (1) operating, or supervising the operation of, the Fund's information systems or managing its local area networks or (2) designing or implementing a hardware or software system that aggregates source data underlying the Fund's financial statements or generates information that is significant to its financial statements taken as a whole.

     All Other Fees. The aggregate fees billed by PWC to BGFA and the iShares
     --------------
     Trust during the fiscal year ended [April] 30, 2001 for tax-related services were $X,XXX and $X,XXX, respectively. The aggregate fees billed by PWC to BGFA and affiliated entities during the fiscal year ended [April] 30, 2001 for audit, attestation, tax and other non-audit services were $XX,XXX.

Beneficial Owners

     As of the Record Date, the following persons beneficially owned 5% or more the outstanding shares of each Fund, as described below:

Name and Address of Owner    Total Number of Shares     Percentage of Ownership
-------------------------    ----------------------     -----------------------
[To be provided]

Submission of Shareholder Proposals

     The Trust is organized as a business trust under the laws of the State of Delaware. As such, the Trust is not required to, and does not, have annual meetings.

     Nonetheless, the Board of Trustees may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act, or as required or permitted by the Declaration of Trust and By-Laws of the Trust.

     Shareholders who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust for inclusion in a future proxy statement. The Board of Trustees will give consideration to shareholder suggestions as to nominees for the Board of Trustees. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

Required Vote

     Approval of Proposal #1 requires the affirmative vote of a plurality of all votes cast at the Special Meeting, provided that a majority of the shares of the Trust entitled to vote are present in person or by proxy at the Special Meeting. If the Nominees are not approved by shareholders of the Trust, the current Board of Trustees will remain in place and may consider alternative nominations. The Trustees of the Trust recommend that the shareholders vote for each Nominee in Proposal #1.

     Abstentions and "broker non-votes" will not be counted for or against the Proposal but WILL BE counted for purposes of determining whether a quorum is present. The Trusts believe that brokers who hold shares as record owners for beneficial owners have the authority under the rules of the various stock exchanges to vote those shares with respect to the Proposal when they have not received instructions from beneficial owners.

Other Matters

     No business other than the matter described above is expected to come before the Special Meeting, but should any matter incident to the conduct of the Special Meeting or any question as to an adjournment of the Special Meeting arise, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interest of the Trust.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO VOTE BY MAIL, TELEPHONE OR INTERNET EXPLAINED IN THE INSTRUCTIONS INCLUDED ON YOUR PROXY CARD.

                                                      By Order of the Trustees,
                                                      /s/ Nathan Most
                                                      Nathan Most
                                                      President

      Dated: October 5, 2001
                                  iShares Trust

iShares S&P 100 Index Fund                  iShares Dow Jones U.S. Financial Sector       iShares Russell 1000 Index Fund
iShares S&P 500 Index Fund                  Index Fund                                    iShares Russell 1000 Growth
iShares S&P 500/BARRA Growth Index Fund     iShares Dow Jones U.S. Healthcare Sector      Index Fund
iShares S&P 500/BARRA Value Index Fund      Index Fund                                    iShares Russell 1000 Value
iShares S&P MidCap 400 Index Fund           iShares Dow Jones U.S. Industrial Sector      Index Fund
iShares S&P MidCap/BARRA Growth             Index Fund                                    iShares Russell Midcap Index Fund
Index Fund                                  iShares Dow Jones U.S. Technology Sector      iShares Russell Midcap Growth
iShares S&P MidCap/BARRA Value Index Fund   Index Fund                                    Index Fund
iShares S&P SmallCap 600 Index Fund         iShares Dow Jones U.S. Telecommunications     iShares Russell Midcap Value
iShares S&P SmallCap 600/BARRA Growth       Sector Index Fund                             Index Fund
Index Fund                                  iShares Dow Jones U.S. Utilities Sector       iShrares Cohen & Steers Realty
iShares S&P SmallCap 600/BARRA Value        Index Fund                                    Majors Index Fund
Index Fund                                  iShares Dow Jones U.S. Chemicals Index Fund   iShares Nasdaq Biotechnology
iShares S&P Global 100 Index Fund           iShares Dow Jones U.S. Financial Services     Index Fund
iShares S&P Europe 350 Index Fund           Index Fund                                    iShares Goldman Sachs Technology
iShares S&P/TSE 60 Index Fund               iShares Dow Jones U.S. Internet Index Fund    Index Fund
iShares Dow Jones U.S. Total Market         iShares Dow Jones U.S. Real Estate            iShares Goldman Sachs Networking
Index Fund                                  Index Fund                                    Index Fund

iShares Dow Jones Basic Materials Sector    iShares Russell 3000 Index Fund               iShares Goldman Sachs Semiconductor
Index Fund                                  iShares Russell 3000 Growth Index Fund        Index Fund
iShares Dow Jones Consumer Cyclical Sector  iShares Russell 3000 Value Index Fund         iShares Goldman Sachs Software
Index Fund                                  iShares Russell 2000 Index Fund               Index Fund

iShares Dow Jones Consumer Non-Cyclical     iShares Russell 2000 Growth                   iShares MSCI EAFE Index Fund
Sector Index Fund                           Index Fund

iShares Dow Jones U.S. Energy Sector        iShares Russell 2000 Value Index Fund
Index Fund

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                November 15, 2001

     THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE ISHARES TRUST.

          The undersigned Shareholder(s) of the iShares Trust (the "Trust") hereby appoint(s) __________, __________ and __________, each with full power of substitution, the proxy or proxies to attend the Special Meeting of Shareholders (the "Special Meeting") of the Trust to be held on Thursday, November 15, 2001, and any adjournments thereof, to vote all of the shares of the Trust that the signer would be entitled to vote if personally present at the Special Meeting and on any other matters brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as checked below.

     To Vote by Internet

     1)   Read the Proxy Statement and have the Proxy card below at hand.
     2)   Go to Website [www.proxyvote.com].
     3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

     To Vote by Telephone

     1)   Read the Proxy Statement and have the Proxy card below at hand.
     2)   Call the toll-free number on the Proxy Statement.
     3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

          All properly executed proxies will be voted as directed herein by the signing Shareholder(s). If no direction is given when the duly executed proxy is returned, such shares will be voted FOR the Proposals.

     Please date, sign and return promptly.

     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS.

     THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY.

                                  iShares Trust

Election of Trustees

1.   Proposal to elect Trustees. The nominees for Trustees are:

                    For All Nominees    Withhold        For All Except

                          [_]              [_]              [_]

1.)  Nathan Most
2.)  Richard K. Lyons
3.)  George G.C. Parker
4.)  John B. Carroll
5.)  W. Allen Reed
6.)  Garrett F. Bouton

To withhold authority to vote, mark "For all Except" and write the nominees' number on the line below.

--------------------------------------------------------------------------------

Vote On Proposal

2. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

     The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees.

     Your signature(s) on this proxy should be exactly as your name or names appear on this proxy. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.

   Dated: _____________ 2001

   __________________________________        ___________________________________
   Signature                                 Signature